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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 17, 2009 (June 12, 2009)

                               VERINT SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                 0-49790                11-3200514
  (State or Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)           File Number)         Identification No.)

  330 South Service Road, Melville, New York               11747
   (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (631) 962-9600

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Director Resignation
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     On June 12, 2009, John Spirtos tendered his resignation from the Board of
Directors (the "Board") of Verint Systems Inc. ("Verint" or the "Company"). The resignation was not the result of any disagreement with the Company.

(d)  Election of Director
     --------------------

     On June 12, 2009, in accordance with its authority to fill vacancies pursuant to Article II, Section 11 of the Company's Amended and Restated Bylaws, the Board unanimously elected Stephen M. Swad, age 47, to the Board. Mr. Swad will stand for re-election at the Company's next annual meeting of stockholders. Mr. Swad will not initially serve on any committees of the Board. Other than the employment agreement between the Company's majority stockholder, Comverse Technology, Inc. ("Comverse"), and Mr. Swad, pursuant to which Mr. Swad agreed to serve as Executive Vice President and Chief Financial Officer of Comverse, there is no arrangement or understanding between Mr. Swad and any other person pursuant to which he was elected to the Board. Mr. Swad's nomination to the Board was approved by the Board's Corporate Governance and Nominating Committee following a request to appoint Mr. Swad made by Comverse.

     Other than as described above, Mr. Swad has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

     Following the appointment of Mr. Swad, two vacancies remain on the Board.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Verint Systems Inc.



Date: June 17, 2009

                                               By:  /s/ Peter Fante
                                                   -----------------------------
                                               Name:   Peter Fante
                                               Title:  Chief Legal Officer


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